UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 8, 2015, SandRidge Energy, Inc. (the “Company”) entered into separate privately negotiated purchase and exchange agreements (the “Purchase and Exchange Agreements”) under which it will repurchase and retire $100.0 million aggregate principal amount of its senior unsecured notes for $30.0 million cash and will exchange in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), $300.0 million aggregate principal amount of its senior unsecured notes for $269.4 million aggregate principal amount of its 8.125% Convertible Senior Notes due 2022 (the “2022 Convertible Notes”) and $30.6 million aggregate principal amount of its 7.5% Convertible Senior Notes due 2023 (the “2023 Convertible Notes”) (the additional 2022 Convertible Notes and 2023 Convertible Notes proposed to be issued are referred to herein as the “Additional Convertible Notes”), which if fully converted would convert into an aggregate of 109.1 million shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain adjustments. The Additional Convertible Notes will be issued as part of the respective outstanding classes of 2022 Convertible Notes and 2023 Convertible Notes that were originally issued by the Company on August 19, 2015.

Pursuant to the Purchase and Exchange Agreements, certain holders have agreed to exchange (the “Exchange Transactions”) $6.6 million aggregate principal amount of its 8.75% Senior Notes due 2020 (the “2020 Outstanding Notes”), $189.3 million aggregate principal amount of its 7.5% Senior Notes due 2021 (the “2021 Outstanding Notes”), $73.5 million aggregate principal amount of its 8.125% Senior Notes due 2022 (the “2022 Outstanding Notes”) and $30.6 million aggregate principal amount of its 7.5% Senior Notes due 2023 (the “2023 Outstanding Notes” and, together with the 2020 Outstanding Notes, the 2021 Outstanding Notes and the 2022 Outstanding Notes, the “Outstanding Notes”).

In addition to the Exchange Transactions, the Purchase and Exchange Agreements provide for the repurchase and retirement of an aggregate of $100.0 million principal amount of Outstanding Notes, including $2.2 million aggregate principal amount of the 2020 Outstanding Notes, $46.6 million aggregate principal amount of the 2021 Outstanding Notes and $51.2 million aggregate principal amount of the 2023 Outstanding Notes, for total cash payments of $30.0 million (the “Outstanding Notes Repurchases” and, together with the Exchange Transactions, the “Transactions”). The terms of the Outstanding Notes will remain unchanged.

The Company expects that the Transactions will close (the “Closing”) on or shortly after October 15, 2015.

Conversion Features of the Additional Convertible Notes

The Additional Convertible Notes will be convertible, at the option of the holders, into shares of Common Stock at any time from the date of issuance up until to the close of business on the earlier of (i) the fifth business day following the date of a mandatory conversion notice, (ii) with respect to an Additional Convertible Note called for redemption, the business day immediately preceding the redemption date or (iii) the business day immediately preceding the maturity date. In addition, if a holder exercises its right to convert on or prior to the first anniversary of the issuance of the Additional Convertible Notes, such holder will receive an early conversion payment in an amount equal to the amount of 18 months of interest payable on the applicable series of converted Additional Convertible Notes. If a holder exercises its right to convert after the first anniversary of the issuance of the Additional Convertible Notes but on or prior to the second anniversary of the issuance of such Additional Convertible Notes, such holder will receive an early conversion payment in an amount equal to 12 months of interest payable on the applicable series of converted Additional Convertible Notes.

The initial conversion rate is 363.6363 shares of Common Stock, per $1,000 principal amount of Additional Convertible Notes (representing an initial conversion price of $2.75 per share), subject to adjustment upon the occurrence of certain events.

Subject to compliance with certain conditions, the Company has the right to mandatorily convert the Additional Convertible Notes in whole or in part if the volume weighted average price of the Common Stock, or VWAP (as defined in the applicable indentures governing the Additional Convertible Notes) exceeds 40.00% of the applicable conversion price of the Additional Convertible Notes (representing an initial mandatory conversion trigger price of $1.10 per share) for at least 20 trading days during any 30 consecutive trading day period and the Company delivers a mandatory conversion notice. No early conversion payment will be made upon a mandatory conversion.

2022 Convertible Notes

The 2022 Convertible Notes will be issued pursuant to the indenture (the “2022 Convertible Indenture”), dated as of August 19, 2015, by and among the Company, certain of its subsidiaries named therein and U.S. Bank National Association, as trustee. The 2022 Convertible Notes will have an interest rate of 8.125% per year, payable in cash semi-annually in arrears on April 15 and October 15 of each year, beginning October 15, 2015; provided that the final interest payment date shall be on October 16, 2022. Interest on the 2022 Convertible Notes accrues from August 19, 2015. The 2022 Convertible Notes will mature on October 16, 2022, unless earlier repurchased or converted.

At any time prior to April 15, 2017, the Company is entitled, at its option, to redeem some or all of the 2022 Convertible Notes at a redemption price of 100% of the principal amount thereof, plus the “Applicable Premium” (as defined in the 2022 Convertible Indenture) and accrued and unpaid interest, if any. On and after April 15, 2017, the Company may redeem the 2022 Convertible Notes, in whole or in part, at redemption prices (expressed as percentages of principal amount thereof) equal to 104.063% for the twelve-month period beginning on April 15, 2017, 102.708% for the twelve-month period beginning April 15, 2018, 101.354% for the twelve-month period beginning April 15, 2019 and 100.00% beginning on April 15, 2020 and thereafter, plus accrued and unpaid interest, if any. Additionally, in the event of a Change of Control (as defined in the 2022 Convertible Indenture), holders of the 2022 Convertible Notes may require the Company to repurchase all or a portion of their 2022 Convertible Notes at a repurchase price equal to 101% of the principal amount of 2022 Convertible Notes, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The 2022 Convertible Indenture restricts the ability of the Company and certain of its subsidiaries to, among other things: (i) borrow money; (ii) pay distributions or dividends on equity or purchase, redeem or otherwise acquire equity; (iii) make principal payments on, or purchase or redeem subordinated indebtedness prior to any scheduled principal payment or maturity; (iv) make investments; (v) grant liens on its assets; (vii) sell its assets; (viii) enter into transactions with affiliates; and (ix) engage in unrelated businesses. These covenants, which are subject to a number of exceptions and qualifications, are nearly identical to the covenants applicable to the Company’s outstanding 8.125% Senior Notes due 2022.

The 2022 Convertible Indenture provides that a number of events will constitute an Event of Default, including, among other things, a failure to pay interest for 30 days, failure to pay the 2022 Convertible Notes when due at maturity, upon acceleration or redemption, a failure to comply with the Company’s conversion obligations, the Company’s failure to comply with certain covenants relating to merger, consolidation or sale of assets, the Company’s failure to comply for 60 days following notice with any of the other covenants or agreements in the 2022 Convertible Indenture, a default or other failure by the Company to make required payments under other indebtedness of the Company or any guarantor having an outstanding principal amount of $50.0 million or more, the Company’s or any guarantor’s failure to pay final judgments aggregating in excess of $50.0 million, and certain events of bankruptcy or insolvency. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding 2022 Convertible Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding 2022 Convertible Notes may declare all the 2022 Convertible Notes to be due and payable immediately.

2023 Convertible Notes

The 2023 Convertible Notes will be issued pursuant to the indenture (the “2023 Convertible Indenture”), dated as of August 19, 2015, by and among the Company, certain of its subsidiaries named therein and U.S. Bank National Association, as trustee. The 2023 Convertible Notes will have an interest rate of 7.5% per year, payable in cash semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2016; provided that the final interest payment date shall be on February 16, 2023. Interest on the 2023 Convertible Notes accrues from August 19, 2015. The 2023 Convertible Notes will mature on February 16, 2023, unless earlier repurchased or converted.

At any time prior to August 15, 2017, the Company is entitled, at its option, to redeem some or all of the 2023 Convertible Notes at a redemption price of 100% of the principal amount thereof, plus the “Applicable Premium” (as defined in the 2023 Convertible Indenture) and accrued and unpaid interest, if any. On and after August 15, 2017, the Company may redeem the 2023 Convertible Notes, in whole or in part, at redemption prices (expressed as percentages of principal amount thereof) equal to 103.75% for the twelve-month period beginning on August 15, 2017, 102.50% for the twelve-month period beginning August 15, 2018, 101.25% for the twelve-month period beginning August 15, 2019, and 100.00% beginning on August 15, 2020 and thereafter, plus accrued and unpaid interest, if any. Additionally, in the event of a Change of Control (as defined in the 2023 Convertible Indenture), holders of the 2023 Convertible Notes may require the Company to repurchase all or a portion of their 2023 Convertible Notes at a repurchase price equal to 101% of the principal amount of 2023 Convertible Notes, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The 2023 Convertible Indentures restrict the ability of the Company and certain of its subsidiaries to, among other things: (i) borrow money; (ii) pay distributions or dividends on equity or purchase, redeem or otherwise acquire equity; (iii) make principal payments on, or purchase or redeem subordinated indebtedness prior to any scheduled principal payment or maturity; (iv) make investments; (v) grant liens on its assets; (vii) sell its assets; (viii) enter into transactions with affiliates; and (ix) engage in unrelated businesses. These covenants, which are subject to a number of exceptions and qualifications, are nearly identical to the covenants applicable to the Company’s 7.5% Senior Notes due 2023.

The 2023 Convertible Indentures provide that a number of events will constitute an Event of Default, including, among other things, a failure to pay interest for 30 days, failure to pay the 2023 Convertible Notes when due at maturity, upon acceleration or redemption, a failure to comply with the Company’s conversion obligations, the Company’s failure to comply with certain covenants relating to merger, consolidation or sale of assets, the Company’s failure to comply for 60 days following notice with any of the other covenants or agreements in the 2023 Convertible Indenture, a default or other failure by the Company to make required payments under other indebtedness of the Company or any guarantor having an outstanding principal amount of $50.0 million or more which results in such indebtedness being due or payable prior to its maturity or which gives the holder thereof the right to accelerate such indebtedness, the Company’s or any guarantor’s failure to pay final judgments aggregating in excess of $50.0 million, and certain events of bankruptcy or insolvency. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding 2023 Convertible Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding 2023 Convertible Notes may declare all the 2023 Convertible Notes to be due and payable immediately.

The above descriptions of the Additional Convertible Notes are summaries only and qualified in their entirety by reference to the text of the 2022 Convertible Indenture and the 2023 Convertible Indenture, which were previously filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 19, 2015.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 2.03 of this Current Report on Form 8-K, which is incorporated herein by reference, the Company has agreed to issue $300.0 million aggregate principal amount of Additional Convertible Notes to certain holders of Outstanding Notes at Closing in a private placement pursuant to an exemption from the registration requirements of the Securities Act.

The Company offered and sold the Additional Convertible Notes to the holders of Outstanding Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the holders of the Outstanding Notes.

The Additional Convertible Notes and Common Stock issuable upon conversion of the Additional Convertible Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Additional Convertible Notes are convertible into Common Stock and cash, if any, as described above.

Item 8.01	Other Events.

On October 8, 2015, the Company issued a press release announcing the Transactions. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of August 19, 2015, among SandRidge Energy, Inc., the guarantors named therein and U.S. Bank National Association, as Trustee (including the forms of the 2022 Convertible Notes) (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the SEC on August 19, 2015).

4.2	Indenture, dated as of August 19, 2015, among SandRidge Energy, Inc., the guarantors named therein and U.S. Bank National Association, as Trustee (including the forms of the 2023 Convertible Notes) (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed with the SEC on August 19, 2015).

99.1*	Press release issued by SandRidge Energy, Inc. dated as of October 8, 2015.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 8, 2015

SANDRIDGE ENERGY, INC.
(Registrant)

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of August 19, 2015, among SandRidge Energy, Inc., the guarantors named therein and U.S. Bank National Association, as Trustee (including the forms of the 2022 Convertible Notes) (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the SEC on August 19, 2015).

4.2	Indenture, dated as of August 19, 2015, among SandRidge Energy, Inc., the guarantors named therein and U.S. Bank National Association, as Trustee (including the forms of the 2023 Convertible Notes) (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed with the SEC on August 19, 2015).

99.1*	Press release issued by SandRidge Energy, Inc. dated as of October 8, 2015.

*	Filed herewith.